UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 18, 2011

Campbell Strategic Allocation Fund, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-22260	52-1823554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Campbell & Company, Inc.
2850 Quarry Lake Drive
Baltimore, Maryland 21209
(Address of principal executive offices)

(410) 413-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Keith Campbell, founder, Chairman, and majority owner of Campbell & Company, Inc., has been hospitalized for treatment of a cerebral aneurysm.  He is currently in stable condition and is receiving excellent medical care.   Although Keith has not been involved in the day-to-day operations or investment processes of the Company for many years, he remains a source of inspiration to all of us.  Please join everyone at Campbell & Company in wishing Keith a speedy and full recovery.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMPBELL STRATEGIC
ALLOCATION FUND, L.P.

By:	/s/ Theresa D. Becks
Theresa D. Becks
President, Chief Executive Officer
Campbell & Company, Inc.,
General Partner

May 18, 2011